AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MARCH 6, 2014

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2014

STOCK FUND

 (TICKER SYMBOL:  ISFRX)

INTERNATIONAL ALPHA STRATEGIES FUND

 (TICKER SYMBOL:  IAFRX)

U.S. INFLATION-INDEXED FUND

 (TICKER SYMBOLS:  FRIHX)

This supplement to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2014, for the American Independence Funds Trust, updates certain information in the Prospectus and SAI with respect to the Class R shares of the Stock Fund, International Alpha Strategies Fund and U.S. Inflation-Indexed Fund (the “Funds”), each a series of the Trust.

Please be advised that the Class R shares for the Funds are currently not available for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE